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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K for the year ended January 1, 2000 into the Company's previously filed Registration Statement on Form S-8 (File No. 333-32957).

                                                /s/ Arthur Andersen LLP

Boston, Massachusetts
March 30, 2000